UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016 (March 1, 2016)

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e)     On February 24, 2016, the Compensation Committee of the Board of Directors of Energy Recovery, Inc. (the “Company”) approved the Annual Incentive Plan (the “Plan”) for 2016. The Plan formulated for 2016 is intended to incentivize short-term performance as the Company continues its effort to penetrate new fluid flow markets and execute its reloaded strategy. The philosophy underlying the Company’s annual incentive philosophy has borne fruit – the licensing arrangement with Schlumberger Technology Corporation. The full funding of the bonus pool (the “Targeted Annual Bonus Pool”) requires the Company to achieve key corporate objectives outlined by the Compensation Committee ("Objectives") designed to accelerate penetration into key new markets while maintaining the Company’s market leadership in reverse-osmosis desalination. At the end of the 2016 fiscal year, the Compensation Committee will evaluate the Company’s performance against the Objectives, and approve the amount of the annual incentive plan payout, in its sole discretion, which may be greater or lower than the Targeted Annual Bonus Pool depending on performance.

Under the Plan, the amount that would be paid to the executives if the Objectives are met is based on a percentage of their annual base salaries earned for the plan year. The percentage of annual base salary payable at maximum for each of the executives to be included as named executives in the Company’s 2016 Proxy Statement to be filed on or about filed April 22, 2016 is stated in the table below:

Name	Percent of Annual Base Salary at Minimum Payout (1)	Percent of Annual Base Salary at Target Payout	Percent of Annual Base Salary at Maximum Payout (2)
Joel Gay	−	100%	100%
Chris Gannon	−	60%	60%
Eric Siebert	−	60%	60%
Rodney Clemente	−	60%	60%
Juan Otero	−	45%	45%
Nocair Bensalah	−	40%	40%
Andrew Stroud	−	40%	40%

(1)	Amounts not determinable as payout would be allocated among certain limited participants who exhibit extraordinary performance and who may or may not be one of these participants.

(2)	Amount could be higher if the Compensation Committee, in its sole discretion, approves a greater amount in recognition of extraordinary performance.

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description
10.1	Energy Recovery, Inc. Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	March 1, 2016	/s/ Juan Otero
Juan Otero
(Secretary)

INDEX TO EXHBITS

Exhibit Number	Description
10.1	Energy Recovery, Inc. Annual Incentive Plan